Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

In connection with the Annual Report of PetLife Pharmaceuticals, Inc.. (the "Company") on Form 10-K for the year ended August 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,  Sebastian Serrell-Watts, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

1.

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 15, 2014

\s\ Sebastian Serrell-Watts

Sebastian Serrell-Watts

Chief Financial Officer